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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 13G

                   Under the Securities Exchange Act of 1934
                               (Amendment     1  )*
                                           -------

                          ALLIED Life Financial Corp.
--------------------------------------------------------------------------------
                               (Name of Issuer)


                                 Common Stock
--------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                019246107
                       -----------------------------
                                (CUSIP Number)

Check the following box if a fee is being paid with this statement [_]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


                               Page 1 of 5 pages

-----------------------                                  ---------------------
  CUSIP NO. 019246107                   13G                PAGE 2 OF 5 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S or I.R.S. INDENTIFICATION NO. OF ABOVE PERSON

          Acorn Investment Trust, Series Designated Acorn Fund 36-2962100

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4
         Massachusetts

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     5
     NUMBER OF               None

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      6
                             318,000
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     7
    REPORTING                None

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          8
                             318,000

------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 9
         318,000

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
10
         Not Applicable

------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
11
         6.94%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
12
         IV

------------------------------------------------------------------------------

                     *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1(a)           Name of Issuer:

                         ALLIED Life Financial Corp.

Item 1(b)      Address of Issuer's Principal Executive Offices:

                         701 Fifth Avenue
                         Des Moines, Iowa 50391-2003

Item 2(a)      Name of Person Filing:

                         Acorn Investment Trust, Series Designated Acorn Fund

Item 2(b)      Address of Principal Business Office:

                         227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606

Item 2(c)      Citizenship:

                         The filing person is a Massachusetts business trust.

Item 2(d)      Title of Class of Securities:

                         Common Stock

Item 2(e)      CUSIP Number:

                         019246107

Item 3         Type of Person:

                         (d) Investment company registered under section 8 of the Investment Company Act

Item 4         Ownership (at December 31, 1994):

                         (a) Amount owned "beneficially" within the meaning of rule 13d-3:

                              318,000 Shares

                         (b)  Percent of class:

                              6.94%

                               Page 3 of 5 pages

                    (c)  Number of shares as to which such person has:

                              (i)  sole power to vote or to direct the vote:
                                   none
                             (ii)  shared power to vote or to direct the vote:
                                   318,000
                            (iii) sole power to dispose or to direct the disposition of: none
                             (iv)  shared power to dispose or to direct
                                   disposition of: 318,000

                        Power over voting and disposition of these securities is shared with Wanger Asset Management, L.P., which is the investment adviser of Acorn Investment Trust, Series Designated Acorn Fund.

Item 5         Ownership of Five Percent or Less of a Class:

                    Not Applicable

Item 6         Ownership of More than Five Percent on Behalf of Another Person:

                    Not Applicable

Item 7 Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding
               Company:

                    Not Applicable

Item 8         Identification and Classification of Members of the Group:

                    Not Applicable

Item 9         Notice of Dissolution of Group:

                    Not Applicable

Item 10        Certification:

                    By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

                               Page 4 of 5 pages

                                   Signature
                                   ---------

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: February 8, 1995


                                                  ACORN INVESTMENT TRUST, SERIES
                                                    DESIGNATED ACORN FUND



                                                  By: /s/ Robert M. Slotky
                                                      -------------------------
                                                          Robert M. Slotky
                                                          Vice President